SPARX ASISA FUNDS

(“Trust”)

June 25, 2009

SUPPLEMENT TO PROSPECTUS DATED FEBRUARY 27, 2009

SPARX Japan Fund

SPARX Japan Smaller Companies Fund

SPARX Asia Pacific Opportunities Fund

SPARX Asia Pacific Equity Income Fund

(“Funds”)

SPARX Japan Fund

SPARX Japan Smaller Companies Fund

Hennessey Advisors, Inc. (“HAI”) has announced that it has signed a definitive agreement with SPARX Investment & Research, USA, Inc., the current investment adviser to SPARX Japan Fund and SPARX Japan Smaller Companies Fund (“SPARX”), pursuant to which SPARX will recommend to the Trust’s Board of Trustees that HAI be approved as the investment adviser to the Funds, subject to approval of shareholders of the Funds (the “Reorganization”). HAI has announced that it intends to retain the Funds’ current sub-investment adviser, SPARX Asset Management Co., Ltd., as the Funds’ sub-investment adviser, subject also to approval of the Trust’s Board of Trustees and the shareholders of the Funds. If the proposed Reorganization is approved by the Trust’s Board of Trustees, a special meeting of the Funds’ shareholders will be called to solicit their approval of the proposed Reorganization, and proxy materials containing information about HAI and the proposed Reorganization will be mailed to shareholders in advance of that meeting. It is expected that the proposed Reorganization, if approved by the Trust’s Board of Trustees and the shareholders of the Funds, would be completed in September 2009.

SPARX Asia Pacific Opportunities Fund

SPARX Asia Pacific Equity Income Fund

The Board has approved the liquidation of SPARX Asia Pacific Opportunities Fund and SPARX Asia Pacific Equity Income Fund, currently anticipated to take place on or about September 15, 2009 (the “Liquidation Date”). Until the Liquidation Date, shareholders may exchange their shares for shares of SPARX Japan Fund or SPARX Japan Smaller Companies Fund or may redeem their shares; these Funds will no longer charge any redemption fees.

In order to provide for an orderly liquidation and to satisfy redemptions in anticipation of the liquidation, the Funds’ investment portfolios will be liquidated over time and invested in money market instruments or other liquid assets until the Funds’ assets are distributed to shareholders on the Liquidation Date. Each of these Funds will redeem all of its outstanding shares on the Liquidation Date at the net asset value of such shares after provision for all charges, expenses and liabilities of the Fund. SPARX will pay all liquidation-related expenses other than brokerage expenses. Liquidation proceeds will be paid entirely in cash.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.